Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally KaplanPorat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: rgargus@appliedmicro.com	E-Mail: tkaplan@appliedmicro.com

Thursday, April 29, 2010

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

FOURTH QUARTER FISCAL 2010 FINANCIAL RESULTS

SUNNYVALE, Calif., —April 29, 2010—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the fourth quarter of fiscal 2010 ended March 31, 2010.

•	Recorded highest level of bookings since June 2007. A sequential increase of 38% over the prior quarter.

•	Q4 2010 net revenues from continuing operations were $57.6 million, up 7% sequentially and up 41% year over year.

•	Q4 2010 GAAP net loss from continuing operations was $(0.1) million or $(0.00) per share.

•	Q4 2010 non-GAAP EPS from continuing operations was $0.09 per share on net income of $6.1 million, compared to $0.04 per share on net income of $2.6 million for the third quarter of fiscal 2010.

•	Total cash was approximately $207 million as of March 31, 2010.

•

During the quarter, AppliedMicro announced the introduction of its PQX line of products that represent the industry’s highest density, lowest power 10G/40G Optical Transport Network (OTN) framer/PHY System-On-a-Chip (SoC) for Carrier Ethernet router and WDM transport systems.

Net revenues from continuing operations for the fourth quarter of fiscal 2010 were $57.6 million compared to $53.7 million in the third quarter of fiscal 2010, representing a sequential increase of 7% and an increase of 41% over the $41.0 million in net revenues reported in the fourth quarter of fiscal 2009. Revenues for the full year were $205.6 million compared to $214.2 million for the comparable period last year, a 4% decrease. The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2010 was $(0.1) million or $(0.00) per share. The fourth quarter GAAP net loss compares with a net loss of $(3.6) million or $(0.05) per share for the third quarter of fiscal 2010 and a net loss of $(27.4) million or $(0.42) per share for the fourth quarter of fiscal 2009. For the full year, GAAP net loss was $(7.5) million or $(0.11) per share compared to $(309.3) million or $(4.74) per share for the full year ended March 31, 2009.

Non-GAAP income from continuing operations for the fourth quarter of fiscal 2010 was $6.1 million or $0.09 per share, compared to non-GAAP income from continuing operations of $2.6 million or $0.04 per share in the third quarter of fiscal 2010 and non-GAAP net loss from continuing operations of $(8.4) million or $(0.13) per share for the fourth quarter of fiscal 2009. For the full year, non-GAAP net income from continuing operations was $10.9 million or $0.16 per share compared to $11.6 million or $0.18 per share for the full year ended March 31, 2009.

“This quarter saw our highest booking levels in almost three years while we continued to make significant inroads in our targeted markets. Our PQX product released in March is already receiving great traction in the market and is following in the path of our successful Pemaquid and Yahara product releases. This is the fourth straight quarter we have met or exceeded the street expectations.” said Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “We had a very strong quarter. Revenues, gross margins, bookings, asset management, and expense control all exceeded expectations. We continue to demonstrate growth and the ability to leverage this to the bottom line in the form of improved profitability.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other than temporary impairment on investments, impairment of strategic investment, payroll tax on certain stock option exercises, non-cash tax adjustments and expenses related to stock option investigation and other litigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, April 29, 2010, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2010 and to provide guidance for the first quarter of fiscal 2011. You may access the conference call via any of the following:

Teleconference:	800-591-6923
Conference ID:	17606639
Web Broadcast:	http://www.appliedmicro.com
Replay:	888-286-8010 (access code: 55983327, available through May 6, 2010)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious high performance computing and connectivity solutions for telco, enterprise, data center, consumer and SMB applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.appliedmicro.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31, 2010	March 31, 2009
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$206,643	$184,009
Accounts receivable, net	22,892	17,537
Inventories	15,387	26,598
Other current assets	18,098	11,334
Assets of discontinued operations	—	8,558

Total current assets	263,020	248,036
Property and equipment, net	25,879	25,749
Purchased intangibles, net	16,850	32,965
Other assets	10,295	17,860

Total assets	$316,044	$324,610

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$20,074	$16,715
Other current liabilities	15,096	23,925

Total current liabilities	35,170	40,640
Stockholders’ equity	280,874	283,970

Total liabilities and stockholders’ equity	$316,044	$324,610

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
Net revenues	$57,610	$53,704	$41,001	$205,598	$214,216
Cost of revenues	22,787	24,173	21,842	92,931	101,070

Gross profit	34,823	29,531	19,159	112,667	113,146
Operating expenses:
Research and development	24,255	23,599	24,202	88,096	84,687
Selling, general and administrative	11,937	11,454	11,151	45,901	50,097
Amortization of purchased intangibles	1,005	1,005	1,005	4,020	4,020
Goodwill impairment charges	—	—	—	—	222,972
Restructuring charges (reversals), net	1,025	—	7,717	746	8,623
Litigation settlement	—	—	—	—	130
Option investigation related expenses, net	—	—	(4)	—	80

Total operating expenses	38,222	36,058	44,071	138,763	370,609

Operating loss	(3,399)	(6,527)	(24,912)	(26,096)	(257,463)
Interest and other (expense) income and other-than-temporary impairment, net	2,106	1,619	1,693	1,889	(7,581)

Loss from continuing operations before income taxes	(1,293)	(4,908)	(23,219)	(24,207)	(265,044)
Income tax benefit	(1,226)	(2,248)	(455)	(10,610)	(3,946)

Loss from continuing operations	(67)	(2,660)	(22,764)	(13,597)	(261,098)
Income (loss) from discontinued operations, net of income taxes (1)	2	(934)	(4,622)	6,112	(48,235)

Net loss	$(65)	$(3,594)	$(27,386)	$(7,485)	$(309,333)

Basic income (loss) per share:
Loss per share from continuing operations	$(0.00)	$(0.04)	$(0.35)	$(0.21)	$(4.00)
Income (loss) per share from discontinued operations	0.00	(0.01)	(0.07)	0.10	(0.74)

Net loss per share	$(0.00)	$(0.05)	$(0.42)	$(0.11)	$(4.74)

Shares used in calculating basic income (loss) per share	65,345	66,139	65,703	66,006	65,271

Diluted income (loss) per share:
Loss per share from continuing operations	$(0.00)	$(0.04)	$(0.35)	$(0.21)	$(4.00)
Income (loss) per share from discontinued operations	0.00	(0.01)	(0.07)	0.10	(0.74)

Net loss per share	$(0.00)	$(0.05)	$(0.42)	$(0.11)	$(4.74)

Shares used in calculating diluted income (loss) per share	65,345	66,139	65,703	66,006	65,271

(1)	The following table provides information on the components of the loss from discontinued operations for the periods presented:

Components of discontinued operations

	Three Months Ended			Year Ended
	March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
Net revenues	$1,462	$1,009	$4,508	$3,690	$39,849
Cost of revenues	1,481	1,003	4,071	3,268	24,437

Gross profit (loss)	(19)	6	437	422	15,412
Operating expenses:
Research and development	—	10	2,758	687	11,470
Selling, general and administrative	—	24	2,142	807	9,561
Amortization of purchased intangibles	—	—	315	—	1,260
Goodwill impairment charges	—	—	—	—	41,158
Restructuring charges, net	—	—	—	—	126

Total operating expenses	—	34	5,215	1,494	63,575

Operating loss	(19)	(28)	(4,778)	(1,072)	(48,163)
Gain on sale of Storage Business	—	—	—	11,366	—

Income (loss) from discontinued operations before income taxes	(19)	(28)	(4,778)	10,294	(48,163)
Income tax expense (benefit)	(21)	906	(156)	4,182	72

Net income (loss) from discontinued operations, net of income taxes	$2	$(934)	$(4,622)	$6,112	$(48,235)

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
GAAP net loss from continuing operations	$(67)	$(2,660)	$(22,764)	$(13,597)	$(261,098)
Adjustments:
Stock-based compensation charges	3,563	3,737	2,077	13,682	9,186
Amortization of purchased intangibles	3,630	3,630	4,588	16,117	18,900
Goodwill impairment charges	—	—	—	—	222,972
Restructuring charges (reversals), net	1,025	—	7,717	746	8,623
Impairment of strategic investment	—	—	—	2,000	—
Other-than-temporary investment impairment	(642)	261	203	2,927	17,144
Litigation settlement	—	—	—	—	130
Option investigation related expenses, net	—	—	(4)	—	80
Income tax adjustments	(1,414)	(2,330)	(196)	(10,948)	(4,306)

Total GAAP to Non-GAAP adjustments	6,162	5,298	14,385	24,524	272,729

Non-GAAP income (loss) from continuing operations	$6,095	$2,638	$(8,379)	$10,927	$11,631

Diluted income (loss) per share from continuing operations	$0.09	$0.04	$(0.13)	$0.16	$0.18

Shares used in calculating diluted income (loss) per share	67,573	68,095	65,703	67,703	65,479

Income (loss) per share from continuing operations:
GAAP loss per share	$(0.00)	$(0.04)	$(0.35)	$(0.21)	$(4.00)
GAAP to non-GAAP adjustments	0.09	0.08	0.22	0.37	4.18

Non-GAAP income (loss) per share from continuing operations	$0.09	$0.04	$(0.13)	$0.16	$0.18

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	65,345	66,139	65,703	66,006	65,271
Adjustment for dilutive securities	2,228	1,956	—	1,697	208

Non-GAAP shares used in the EPS calculation	67,573	68,095	65,703	67,703	65,479

Discontinued operations

	Three Months Ended			Year Ended
	March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
GAAP income (loss) from discontinued operations	$2	$(934)	$(4,622)	$6,112	$(48,235)
Adjustments:
Stock-based compensation charges	—	—	197	—	1,198
Amortization of purchased intangibles	—	—	1,040	—	4,160
Goodwill impairment charges	—	—	—	—	41,158
Restructuring charges, net	—	—	—	—	126
Gain on sale of Storage Business	—	—	—	(11,366)	—
Income tax adjustments	(21)	907	(50)	4,214	118

Total GAAP to non-GAAP adjustments	(21)	907	1,187	(7,152)	46,760

Non-GAAP income (loss) from discontinued operations	$(19)	$(27)	$(3,435)	$(1,040)	$(1,475)

Income (loss) per share from discontinued operations:
GAAP income (loss) per share	$0.00	$(0.01)	$(0.07)	$0.10	$(0.74)
GAAP to non-GAAP adjustments	(0.00)	0.01	0.02	(0.12)	0.72

Non-GAAP income (loss) per share from discontinued operations	$(0.00)	$(0.00)	$(0.05)	$(0.02)	$(0.02)

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Year Ended
	March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
GROSS PROFIT:
GAAP gross profit	$34,823	$29,531	$19,159	$112,667	$113,146
Gross profit (loss) from discontinued operations	(19)	6	437	422	15,412
Amortization of purchased intangibles	2,625	2,625	4,308	12,097	17,780
Stock-based compensation expense	169	164	61	587	548

Non-GAAP gross profit	$37,598	$32,326	$23,965	$125,773	$146,886

OPERATING EXPENSES:
GAAP operating expenses	$38,222	$36,058	$44,071	$138,763	$370,609
Operating expenses from discontinued operations	—	34	5,215	1,494	63,575
Stock-based compensation expense	(3,394)	(3,573)	(2,213)	(13,095)	(9,836)
Amortization of purchased intangibles	(1,005)	(1,005)	(1,320)	(4,020)	(5,280)
Goodwill impairment charges	—	—	—	—	(264,130)
Restructuring charges (reversals), net	(1,025)	—	(7,717)	(746)	(8,749)
Litigation settlement	—	—	—	—	(130)
Option investigation related expenses, net	—	—	4	—	(80)

Non-GAAP operating expenses	$32,798	$31,514	$38,040	$122,396	$145,979

INTEREST AND OTHER INCOME, NET
GAAP interest and other (expense) income, net	$2,106	$1,619	$1,693	$1,889	$(7,581)
Impairment of strategic investment	—	—	—	2,000	—
Other-than-temporary investment impairment	(642)	261	203	2,927	17,144

Non-GAAP interest and other income, net	$1,464	$1,880	$1,896	$6,816	$9,563

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(1,226)	$(2,248)	$(455)	$(10,610)	$(3,946)
Income tax expense (benefit) from discontinued operations	(21)	906	(156)	4,182	72
Income tax adjustments	1,435	1,423	246	6,734	4,188

Non-GAAP income tax expense (benefit)	$188	$81	$(365)	$306	$314

RESEARCH AND DEVELOPMENT
GAAP research and development	$24,255	$23,599	$24,202	$88,096	$84,687
Research and development from discontinued operations	—	10	2,758	687	11,470
Stock-based compensation expense	(1,710)	(1,692)	(853)	(6,268)	(4,532)

Non-GAAP research and development	$22,545	$21,917	$26,107	$82,515	$91,625

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$11,937	$11,454	$11,151	$45,901	$50,097
Selling, general and administrative from discontinued operations	—	24	2,142	807	9,561
Stock-based compensation expense	(1,684)	(1,881)	(1,360)	(6,827)	(5,304)

Non-GAAP selling, general and administrative	$10,253	$9,597	$11,933	$39,881	$54,354

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Year Ended March 31,
	2010	2009
Operating activities:
Net income loss	$(7,485)	$(309,333)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	6,778	6,862
Amortization of purchased intangibles	16,117	23,060
Stock-based compensation expense:
Stock options	4,125	5,139
Restricted stock units	9,557	5,245
Other-than-temporary impairment of marketable securities	4,287	17,144
Impairment of strategic investment	2,000	—
Goodwill impairment charges	—	264,130
Non-cash restructuring charges	359	1,989
Litigation settlement	—	130
Tax benefit from other comprehensive income	(6,204)	—
Net loss on disposals of property	145	48
Net gain on sale of storage business unit	(11,366)	—
Changes in operating assets and liabilities:
Accounts receivable	(5,355)	11,263
Inventories	10,754	3,414
Other assets	(237)	(4,939)
Accounts payable	2,245	(8,803)
Accrued payroll and other accrued liabilities	(7,077)	467
Deferred tax liability	—	(3,957)
Deferred revenue	(1,776)	668

Net cash provided by operating activities	16,867	12,527

Investing activities:
Proceeds from sales and maturities of short-term investments	185,724	199,577
Purchases of short-term investments	(173,265)	(150,358)
Purchase of property, equipment and other assets	(7,532)	(7,259)
Purchases of strategic investment	(1,000)	—
Proceeds from sale of storage business unit	21,527	—

Net cash provided by investing activities	25,454	41,960

Financing activities:
Proceeds from issuance of common stock	2,955	2,448
Repurchase on Company stock	(8,076)	—
Funding of structured stock repurchase agreements	(41,797)	—
Funds received from structured stock repurchase agreements	27,751	—
Other	35	(287)

Net cash provided by (used for) financing activities	(19,132)	2,161

Net increase in cash and cash equivalents	23,189	56,648
Cash and cash equivalents at the beginning of the period	99,337	42,689

Cash and cash equivalents at the end of the period	122,526	99,337